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                          NOTE MODIFICATION AGREEMENT

         This Note Modification Agreement is entered into as of February 24, 1997 between Mantis V, L.L.C., a Delaware limited liability company ("Mantis") and Discas, Inc., a Delaware corporation ("Discas").

         Whereas, Discas is the obligor under three promissory notes payble to the order of Mantis dated September 9, 1996 ($200,000), December 5, 1996 ($150,000) and February 11, 1997 ($25,000) (the "Notes"); and

         Whereas, Discas is contemplating a public offering of securities through Roan Capital Partners, L.P. ("Roan") and Roan has required that the maturity date of the Notes be modified as set forth herein as a condition to proceeding with the underwriting of such public offering;

         Now, therefore, the parties do hereby agree as follows:

         1. MATURITY. The Notes are each hereby deemed amended to provide that they shall each be due and payable upon the earlier to occur of (i) July 31, 1998 or (ii) the closing by Discas of a commercial loan facility which provides Discas with a total credit availability of at least $1,000,000 as of such closing date, but in no event shall such Notes be payable earlier than 110 calendar days from the effective date of the registration statement for Discas' public offering of securities.

         2. EFFECTIVENESS OF THIS AMENDMENT. This Note Modification Agreement shall be immediately effective upon execution, but shall become null and void if and when Discas shall terminate its proposed public offering through Roan by written notice to Roan.

g        3. NOTES REAFFIRMED. Except as expressly set forth herein, the Notes are reaffirmed to continue in existence unmodified.

         In witness whereof, the undersigned have executed this agreement, being duly authorized to do so.

Discas, Inc.                                Mantis V, L.L.C.

By:                                         By  Mantis Partners III, L.P.,
   --------------------------               managing member
Patrick A. DePaolo,

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    President
                                            By:
                                               ----------------------------
                                               Alan Milton, general partner